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                                                                    EXHIBIT 99.5




                               CUSTODIAN AGREEMENT


                                     BETWEEN


                      GENERAL MOTORS ACCEPTANCE CORPORATION
                                    CUSTODIAN


                                       AND


                     WHOLESALE AUTO RECEIVABLES CORPORATION
                                     SELLER






                            DATED AS OF JUNE 29, 2000





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                  THIS CUSTODIAN AGREEMENT, dated as of June 29, 2000, is made between General Motors Acceptance Corporation, a Delaware corporation (referred to herein as "GMAC" in its capacity as seller of the Receivables specified herein and as "Custodian" in its capacity as Custodian of such Receivables), and Wholesale Auto Receivables Corporation, a Delaware corporation (the "Seller").

                  WHEREAS, simultaneously herewith, GMAC and the Seller are entering into a Pooling and Servicing Agreement, dated as of the date hereof (the "Pooling and Servicing Agreement," the capitalized terms defined therein being used herein with the same meanings), pursuant to which GMAC shall sell, transfer and assign to the Seller without recourse all of its right, title and interest in, to and under the Eligible Receivables existing or arising in the Accounts in the Pool of Accounts;

                  WHEREAS, in connection with such sale, transfer and assignment, the Pooling and Servicing Agreement provides that the Seller shall simultaneously enter into a custodian agreement pursuant to which the Seller shall revocably appoint the Custodian as custodian of the Floor Plan Financing Agreements between GMAC and each Dealer and any other documents and instruments pertaining to such Eligible Receivables (the "Eligible Receivables Files");

                  WHEREAS, the Pooling and Servicing Agreement contemplates that the Seller will enter into the Trust Sale and Servicing Agreement with Superior Wholesale Inventory Financing Trust VI, a Delaware business trust (the "Issuer"), pursuant to which the Seller shall sell, transfer and assign to the Issuer without recourse all of the Seller's right, title and interest in and to such Eligible Receivables and under the aforementioned custodian agreement;

                  WHEREAS, in connection with such sale, transfer and assignment, the Seller desires for the Custodian to act as custodian of such Eligible Receivables for the benefit of the Issuer; and

                  WHEREAS, GMAC will retain the Receivables in the Accounts in the Pool of Accounts not so sold, transferred and assigned to the Seller (the "Retained Receivables") and, in connection therewith, the Seller desires for (and GMAC is willing to agree and accept) the Custodian to act as custodian of the Wholesale Security Agreements between GMAC and each Dealer and any other documents and instruments pertaining to the Receivables retained by GMAC (the "Retained Receivables Files," and together with the Eligible Receivables Files, the "Receivables Files");

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment of Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, the Seller hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Seller as Custodian to maintain custody of the

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Eligible Receivables Files pertaining to the Eligible Receivables conveyed to the Seller from time to time under the Pooling and Servicing Agreement. The Custodian hereby acknowledges that the Seller desires to sell, transfer and assign all of its right, title and interest in, to and under such Eligible Receivables and this Custodian Agreement to the Issuer pursuant to the Trust Sale and Servicing Agreement. The Custodian hereby agrees, in connection with such sale, transfer and assignment, to act as Custodian for the benefit of the Issuer with respect to such Receivables. Subject to the terms and conditions hereof and at the request of the Seller, GMAC hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of GMAC as Custodian to maintain custody of the Retained Receivables Files pertaining to the Retained Receivables. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to receivable files relating to comparable wholesale receivables that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivables Files for (i) each Eligible Receivable conveyed to the Seller and (ii) each Retained Receivable on the date hereof.

                  2. Maintenance at Office. The Custodian agrees to maintain each Receivables File at one of its branch offices as identified in the List of Branch Offices attached hereto as Exhibit A, or at such other office of the Custodian as shall from time to time be identified to the Issuer upon 30 days' prior written notice.

                  3.       Duties of Custodian.

                  (a) Safekeeping. The Custodian shall hold each Receivables File described herein on behalf of the Seller, the Issuer or GMAC, as the case may be, for the use and benefit of the Seller, the Issuer, GMAC and the Interested Parties, as applicable, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivables File described herein as shall enable GMAC, the Seller and the Issuer to comply with their respective obligations under the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. Each Receivable subject hereto shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivables Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer, GMAC and the Custodian to verify the accuracy of the Custodian's inventory and record keeping. The Custodian shall promptly report to the Issuer or GMAC, as applicable, any failure on its part to hold the related Receivables File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                  (b) Access to Records. Subject only to the Custodian's security requirements applicable to its own employees having access to similar records held by the Custodian, the



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Custodian shall permit the Issuer, GMAC or their respective duly authorized representatives, attorneys or auditors to inspect the related Receivables Files described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Issuer or GMAC may reasonably request.

                  (c) Release of Documents. The Custodian shall release any Receivable (and its related Receivables File) to GMAC, the Seller, the Servicer or the Issuer, as appropriate, under the circumstances provided in the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement or, in the case of the Retained Receivables, as otherwise requested by GMAC (so long as such request is not inconsistent with the terms of the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement).

                  (d) Administration; Reports. In general, the Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Receivables Files as described herein. In addition, the Custodian shall assist the Issuer or GMAC, as applicable, generally in the preparation of routine reports to the Securityholders, if any, or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivables Files described herein.

                  (e) Servicing. The Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Receivables) set forth in the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture and hereby agrees to maintain the Receivables Files in a manner consistent therewith. The Custodian further agrees to cooperate with the Servicer in the Servicer's performance of its duties under the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement.

                  4. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Issuer or GMAC, as the case may be, with respect to the Receivables Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Issuer or GMAC, as the case may be (or, as appropriate, a trustee on behalf of the Issuer), may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

                  5. Indemnification By the Custodian. The Custodian agrees to indemnify the Issuer, GMAC and each trustee with respect to any Securities for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Issuer, GMAC or any such trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivables Files described herein; provided, however, that the Custodian shall not be liable to the Issuer, GMAC or any such trustee, respectively, for any portion of any such amount resulting from the wilful misfeasance, bad faith or gross negligence of the Issuer, GMAC or any such trustee, respectively.



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                  6.       Advice of Counsel. The Custodian, GMAC, the Seller
and, upon execution of the Trust Sale and Servicing Agreement, the Issuer further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

                  7. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Custodian Agreement may be terminated by either party by written notice to the other party, such termination to take effect no sooner than 60 days after the date of such notice. Notwithstanding the foregoing, if GMAC resigns as Servicer under the Trust Sale and Servicing Agreement or if all of the rights and obligations of the Servicer have been terminated under the Trust Sale and Servicing Agreement, this Custodian Agreement may be terminated by the Issuer or GMAC or by any Persons to whom the Issuer or GMAC has assigned its rights hereunder. As soon as practicable after the termination of this Custodian Agreement, the Custodian shall deliver the Receivables Files described herein to the Issuer, the Issuer's agent or GMAC at such place or places as the Issuer or GMAC may reasonably designate.

                  8. GOVERNING LAW. THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  9. Notices. All demands, notices and communications upon or to the Custodian, the Seller and GMAC under this Agreement shall be delivered as specified in Appendix B of the Trust Sale and Servicing Agreement.

                  10. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the Seller, GMAC, the Issuer, the Custodian and their respective successors and assigns, including the Issuer.

                  11. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodian Agreement.



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                  12.      Assignment.  Notwithstanding anything to the contrary
contained in this Custodian Agreement, this Custodian Agreement may not be assigned by the Custodian without the prior written consent of the Seller or GMAC or any Persons to whom the Seller or GMAC has assigned its rights hereunder, as applicable.

                  13. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  14. Counterparts. This Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

                                    * * * * *



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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Custodian Agreement to be in its name and on its behalf by a duly authorized officer as of the day and year first above written.


                          WHOLESALE AUTO RECEIVABLES CORPORATION


                          By:
                                   ---------------------------------------------
                          Name:    C.A. Ondrick
                          Title:   Manager - Securitization



                          GENERAL MOTORS ACCEPTANCE CORPORATION,
                          as owner of the Retained Receivables


                          By:
                                   ---------------------------------------------
                          Name:    Karen A. Sabatowski
                          Title:   Director - Securitization and Cash Management



                          GENERAL MOTORS ACCEPTANCE CORPORATION,
                          as Custodian


                          By:
                                   ---------------------------------------------
                          Name:    Karen A. Sabatowski
                          Title:   Director - Securitization and Cash Management

                                   APPENDIX A

                              PART I - DEFINITIONS

         All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

                  2000-A Certificate Basis Swap: The 2000-A Certificate Basis Swap dated as of the Initial Closing Date between the Trust and GMAC, as the Basis Swap Counterparty.

                  2000-A Certificates: The Floating Rate Asset Backed Certificates, Class 2000-A described in the Trust Agreement.

                  Account: An individual line of credit or related lines of credit represented by a Floor Plan Financing Agreement extended or maintained by GMAC to a United States corporation or other Person located in the United States engaged generally in the business of purchasing Vehicles from a manufacturer or distributor thereof and holding such Vehicles for sale or lease in the ordinary course of business.

                  Accountants' Report: The report described in Section 4.2 of the Trust Sale and Servicing Agreement.

                  Accumulation Account: With respect to any series of Notes, an Eligible Deposit Account established and maintained by the Servicer with the Indenture Trustee, in the name of the Indenture Trustee, on behalf of the holders of such series of Notes, which shall constitute a Designated Account, and which shall have such additional terms and provisions as shall be set forth in the Officer's Issuance Certificate with respect to such series of Notes.

                  Act: An Act as specified in Section 11.3(a) of the Indenture.

                  Actual/360 Day Count: (i) If applicable with respect to any series of Notes, the calculation method set forth as such in the relevant Officer's Issuance Certificate, and (ii) if applicable with respect to any class of Certificates, the calculation method set forth as such in the Trust Agreement or the relevant Certificate Issuance Order, as the case may be.

                  Addition Date: The date as of which an Additional Account is added to the Pool of Accounts.

                  Addition Notice: The notice specified in Section 2.7(a) of the Trust Sale and Servicing Agreement.

                  Additional Account: An Account as described in Section 2.03(a) of the Pooling and Servicing Agreement to be included in the Pool of Accounts after the Initial Cut-Off Date.






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                  Additional Cut-Off Date: The date specified in the GMAC
Addition Notice described in Section 2.03(a) of the Pooling and Servicing Agreement.

                  Additional Trust Principal: With respect to any Monthly Distribution Date, the amount, if any, of Available Trust Interest and funds in the Reserve Fund applied to cover the Trust Defaulted Amount or to cover unreimbursed Trust Charge-Offs on such Monthly Distribution Date.

                  Administration Agreement: That certain Administration Agreement, dated as of the Initial Closing Date, among GMAC, as Administrator, the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

                  Administrative Purchase Payment:  means:

                  (i) the payment described in Section 3.04(d) of the Pooling and Servicing Agreement and

                  (ii) any payment by the Servicer pursuant to Section 9.3 of the Trust Sale and Servicing Agreement (which payment, in the case of this clause (ii), shall equal the greater of (A) the amount computed as specified in Section 3.04 of the Pooling and Servicing Agreement with respect to the Receivables and
                  (B) the outstanding principal balance and accrued and unpaid interest on all Notes on the related Monthly Distribution
                  Date).

                  Administrative Receivable: A Receivable described in Section 3.04(c) of the Pooling and Servicing Agreement.

                  Administrator: GMAC or any successor Administrator under the Administration Agreement.

                  Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agency Office: The office of the Issuer maintained pursuant to
Section 3.2 of the Indenture.

                  Aggregate Certificateholders' Interest: With respect to any Monthly Distribution Date, an amount equal to the sum of (a) the Certificateholders' Interest for all classes of








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

Certificates for such Monthly Distribution Date and (b) the Certificateholders' Interest Carryover Shortfall for the preceding Monthly Distribution Date.

                  Aggregate Certificateholders' Principal: With respect to any Monthly Distribution Date, the lesser of (i) the excess, if any, of Available Trust Principal over the sum of the Aggregate Noteholders' Principal and the Required Revolver Payment and (ii) the outstanding Certificate Balance. Aggregate Certificateholders' Principal shall equal zero until the Outstanding Amount for all Notes shall have been paid (or provided for) in full, the obligations of the Trust to the Basis Swap Counterparty shall have been paid in full and either (x) such Monthly Distribution Date relates to the Wind Down Period or an Early Amortization Period or is the Targeted Final Distribution Date for the 2000-A Certificates or (y) the Servicer has exercised its option under Section 9.3 of the Trust Sale and Servicing Agreement.

                  Aggregate Noteholders' Interest: With respect to any Monthly Distribution Date, the sum of the Noteholders' Interest for all series of Term Notes.

                  Aggregate Noteholders' Principal: With respect to any Monthly Distribution Date, the sum of the amounts required to be paid (or set aside for payment in an Accumulation Account, or in the Term Note Distribution Account or otherwise) as principal on each series of Term Notes on such Monthly Distribution Date pursuant to the Indenture and the Trust Sale and Servicing Agreement.

                  Aggregate Revolver Interest: With respect to any Monthly Distribution Date, the sum of (a) the Revolver Interest for all series of Revolving Notes for such Monthly Distribution Date and (b) the Revolver Interest Carryover Shortfall for the preceding Monthly Distribution Date.

                  Aggregate Revolver Principal: With respect to any Monthly Distribution Date, the sum of the amounts required to be paid (or set aside for payment in an Accumulation Account, or in the Revolver Distribution Account or otherwise) as principal on each series of Revolving Notes on such Monthly Distribution Date pursuant to the Indenture and the Trust Sale and Servicing Agreement.

                  Applicable Trustee: So long as the Outstanding Amount for any series of Term Notes or the Revolving Notes is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

                  Auction Vehicles: Under GMAC's current practices and policies, Vehicles purchased at a closed auction conducted by General Motors or others.

                  Authentication Agent: With respect to a series of Notes, the authentication agent for such series of Notes acting on behalf of the Indenture Trustee designated as such by or pursuant to Section 2.1 of the Indenture.



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                  Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter). With respect to any other Person, any Vice President or more senior officer of such Person who is authorized to act for such Person with respect to such matters.

                  Available Receivable: A Receivable that is identified by GMAC as satisfying the criteria set forth in clauses (a) through (p) of the definition of Eligible Receivable.

                  Available Trust Interest: With respect to any Monthly Distribution Date, the sum of:

                  (1)  Trust Interest Collections,

                  (2) Shared Investment Proceeds, excluding the Cash Accumulation Account Earnings,

                  (3) the net amounts, if any, paid to the Trust under any other Specified Support Arrangements which have not been designated as specific to any series or class of Securities,

                  (4) the net amounts, if any, paid to the Trust under all Basis Swaps entered into with respect to a class of Certificates, including the 2000-A Certificate Basis Swap, and

                  (5) if the Servicer exercises its option to purchase the assets of the Trust under Section 9.3 of the Trust Sale and Servicing Agreement, the amount described in such section as being treated as Available Trust Interest.

                  Available Trust Principal:

                  (i) With respect to any day during a Collection Period, Trust Principal Collections for such day minus any amounts paid out of Trust Principal Collections on such day to the Servicer as reimbursement for outstanding Servicer Liquidity Advances, and



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


               (ii) On the Monthly Distribution Date related to such Collection Period, the sum of

                    (a) Additional Trust Principal, if any, for such Monthly Distribution Date;

                    (b) the Cash Collateral Amount on such Monthly Distribution Date; and

                    (c) for each Monthly Distribution Date related to the Wind Down Period or an Early Amortization Period or the Payment Period for the 2000-A Term Notes, if the amount on deposit in the Reserve Fund on such Monthly Distribution Date exceeds zero, the Supplemental Principal Allocation for such current Monthly Distribution Date.

                  Bankruptcy Code: Title 11 of the United States Code, as the same may be amended from time to time.

                  Basic Documents: The Certificate of Trust, the Trust Agreement, the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement, the Custodian Agreement, the Administration Agreement, the Indenture (including all Officer's Issuance Certificates), any Note Depository Agreement, any paying agent agreement, the Specified Support Arrangements and the other documents and certificates delivered in connection therewith from time to time.

                  Basis Swap Counterparty: GMAC.

                  Basis Swaps: Each of the 2000-A Term Notes Basis Swap, the 2000-A Certificate Basis Swap and any other basis swap for a series of Notes or class of Certificates.

                  Benefit Plan: Any one of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1)(I) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity.

                  Book-Entry Certificates: Certificates in which ownership and transfers shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

                  Book-Entry Notes: Term Notes in which ownership and transfers shall be made through book entries by a Clearing Agency as described in Section
2.10 of the Indenture.

                  Business Day: Unless otherwise defined in an Officer's Issuance Certificate (with respect to the series of Notes issued thereunder) or a Certificate Issuance Order (with respect to the class of Certificates issued thereunder), any day other than a Saturday, a Sunday or any other day on which banks in New York, New York or Detroit, Michigan, may, or are required to, be closed.

                  Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as the same may be amended from time to time.

                  Cash Accumulation Account: With respect to any series of Term Notes, an Eligible Deposit Account designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Account Earnings: With respect to any series of Term Notes, the investment earnings on funds deposited in the Cash Accumulation Account, with respect to such series designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Event: With respect to any series of Term Notes, any of the events designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Period: With respect to any series of Term Notes, the period designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Reserve Fund: With respect to any series of Term Notes, the fund designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Reserve Fund Deposit Amount: For any Monthly Distribution Date, the excess, if any, of the Cash Accumulation Reserve Fund Required Amount over the amount on deposit in the Cash Accumulation Reserve Fund.

                  Cash Accumulation Reserve Fund Initial Deposit: With respect to any series of Term Notes, the amount designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Reserve Fund Release Amount: With respect to any series of Term Notes, the amount designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Cash Accumulation Reserve Fund Required Amount: With respect to any series of Term Notes, the amount designated as such in the Officer's Issuance Certificate applicable to such series of Term Notes.




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

                  Cash Collateral Amount: As specified in Section 4.5(d)(iii) of the Trust Sale and Servicing Agreement, with respect to any date, the amount that is required to be held on behalf of the Trust in order to maintain Trust Equilibrium.

                  Cede: CEDE & Co., as the nominee of DTC.
                  Certificate: Any one of the asset backed certificates executed by the Owner Trustee and authenticated by the Owner Trustee (i) with respect to the 2000-A Certificates in substantially the form set forth in Exhibit A to the Trust Agreement and (ii) with respect to any other class of Certificates in substantially the form attached to the Certificate Issuance Order applicable to such other class of Certificates, if any.

                  Certificate Balance: With respect to any Monthly Distribution Date or a related Certificate Payment Date, (i) with respect to the 2000-A Certificates (a) $125,000,000, plus (b) the initial certificate balance of the 2000-A Certificates issued after the Initial Closing Date, minus (c) all distributions in respect of Certificate Balance of the 2000-A Certificates actually made on or prior to such date, minus (d) unreimbursed Trust Charge-Offs on such Monthly Distribution Date (determined after giving effect to the application of Available Trust Interest and other amounts available to reimburse Trust Charge-Offs on such date) allocated to the 2000-A Certificates, up to the Certificate Balance of the 2000-A Certificates on such Monthly Distribution Date calculated without regard to this clause (d); and (ii) with respect to any other class of Certificates, the amount designated as such in the terms of such class of Certificates. Any unreimbursed Trust Charge-Offs applied to reduce the Certificate Balance shall be applied against each class of Certificates on such Certificate Payment Date, pro rata on the basis of the Certificate Balance of the Certificates of such class outstanding on the preceding Certificate Payment Date (calculated without reduction for any unreimbursed Trust Charge-Offs).

                  Certificate Depository: With respect to any Book-Entry Certificates for which Definitive Certificates have not been issued, any depository selected from time to time by the Owner Trustee on behalf of the Trust in whose name the relevant Certificates are registered.

                  Certificate Depository Agreement: With respect to any class of Certificates originally issued as Book-Entry Certificates, the agreement, dated as of the Closing Date for such class, among the Issuer, the Owner Trustee and the Clearing Agency relating to such Certificates, as the same may be amended and supplemented from time to time.

                  Certificate Distribution Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(v) of the Trust Agreement.

                  Certificate Issuance Order: An order establishing the terms of any Certificates to be issued after the Initial Closing Date pursuant to Section 3.3(b) of the Trust Agreement.

                  Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  Certificate Payment Date: With respect to a class of Certificates, each date specified for payment of interest or distributions in respect of Certificate Balance pursuant to the Trust Agreement or a Certificate Issuance Order, as the case may be.

                  Certificate Rate: With respect to any Certificate Payment Date, the amount designated as such pursuant to the Trust Agreement and in the related Certificate Issuance Order.

                  Certificate Register: The register of Certificates specified in Section 3.4(a) of the Trust Agreement.

                  Certificate Registrar: The registrar at any time of the Certificate Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

                  Certificated Security: As of any date, has the meaning given to such term under the applicable UCC in effect on such date.

                  Certificateholder: A Person in whose name a Certificate is registered on the Certificate Register.

                  Certificateholders' Interest: With respect to any Monthly Distribution Date, for any class of Certificates, the product of (a) the Certificate Balance (without reduction for unreimbursed Trust Charge-Offs) for such class on the prior Monthly Distribution Date (or, in the case of the first Monthly Distribution Date following the issuance of such class of Certificates, on the related Closing Date) plus the initial Certificate Balance (without reduction for unreimbursed Trust Charge-Offs) of any Certificates of such class issued since such prior Monthly Distribution Date and (b) the Certificate Rate for such Monthly Distribution Date.

                  Certificateholders' Interest Carryover Shortfall: With respect to any Monthly Distribution Date, the excess of (a) the Aggregate Certificateholders' Interest for such Monthly Distribution Date over (b) the amount that was actually deposited in the Certificate Distribution Account on such Monthly Distribution Date in respect of Aggregate Certificateholders' Interest.

                  Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Clearing Agency for the 2000-A Term Notes and the Class 2000-A Certificates shall be DTC. Unless otherwise specified in an Officer's Issuance

Certificate (with respect to the series of Notes issued thereunder) or a Certificate Issuance Order (with respect to the class of Certificates issued thereunder), the Clearing Agency for any other Security shall be DTC.

                  Clearing Agency Participant: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  Closing Date: Each of the Initial Closing Date and any subsequent date on which Term Notes, Certificates or Revolving Notes are issued or the Specified Maximum Revolver Balance is increased or decreased pursuant to
Section 4.9 of the Trust Sale and Servicing Agreement.

                  Code: The Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

                  Collateral: The collateral specified in the granting clause of the Indenture.

                  Collateral Security: With respect to an Account included in the Pool of Accounts and the Receivables arising in such Account, all collateral security granted to secure the obligations of the related Dealer in connection therewith and any proceeds therefrom, including all Vehicle Collateral Security, and, to the extent applicable, other motor vehicles, parts inventory, equipment, fixtures, service accounts, realty and guarantees.

                  Collection Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(i) of the Trust Sale and Servicing Agreement.

                  Collection Period: With respect to any Monthly Distribution Date, the calendar month preceding the month in which such Monthly Distribution Date occurs; provided, however, that for the initial Monthly Distribution Date, the related Collection Period shall include such preceding calendar month and that portion of the second preceding calendar month occurring on and after the Initial Cut-Off Date.

                  Collections: Interest Collections and Principal Collections.


                  Common Collateral: The property constituting Collateral Security described as such in Section 6.03(a) of the Pooling and Servicing Agreement.

                  Control: (x) The Indenture Trustee shall have obtained "Control" over a Security Entitlement if:

                    (i) (a) the Indenture Trustee is the Securities Intermediary for the

                    Designated Account in which such Security Entitlement is held, or

                           (b)      the Indenture Trustee

                                    (1)      is identified in the records of the
                                             Securities Intermediary as the
                                             person having such a Security
                                             Entitlement against the Securities
                                             Intermediary, or

                                    (2)      has obtained the agreement, in
                                             writing, of the Securities
                                             Intermediary for such Security
                                             Entitlement that it will comply
                                             with orders of the Indenture
                                             Trustee regarding the sale or
                                             redemption of the Security
                                             Entitlement without further consent
                                             of any other person, and

                           (ii) the Securities Intermediary for such Security Entitlement

                                    (a)      is the registered owner of the
                                             related Financial Asset,

                                    (b)      is the holder of the Security
                                             Certificate for the related
                                             Financial Asset, or

                                    (c)      holds its interest in the related
                                             Financial Asset directly through a
                                             clearing corporation (as defined in
                                             Revised Article 8); and

         (y) the Indenture Trustee shall have obtained "Control" over a Federal Book-Entry Security if:

                           (i)      (a)      the Indenture Trustee is a
                                             participant in the book entry
                                             system maintained by the Federal
                                             Reserve Bank that is acting as
                                             fiscal agent for the issuer of such
                                             Federal Book-Entry Security; and

                                    (b)     such Federal Reserve Bank has
                                            indicated by book entry that such
                                            Federal Book-Entry Security has been
                                            credited to the Indenture Trustee's
                                            securities account in such book
                                            entry system; or

                           (ii)     (a)     the Indenture Trustee

                                            (1)      is identified in the
                                                     records of a Securities
                                                     Intermediary as the Person
                                                     having a Security
                                                     Entitlement in respect of
                                                     such Federal Book-Entry

                                                     Security against such
                                                     Securities Intermediary; or

                                            (2)      has obtained the agreement,
                                                     in writing, of the
                                                     Securities Intermediary for
                                                     such Security Entitlement
                                                     that it will comply with
                                                     orders of the Trustee
                                                     regarding the sale or
                                                     redemption of the Security
                                                     Entitlement without further
                                                     consent of any other
                                                     Person; and

                                    (b)     the Securities Intermediary for such
                                            Security Entitlement is a
                                            participant in the book entry system
                                            maintained by the Federal Reserve
                                            Bank that is acting as fiscal agent
                                            for the issuer of such Federal
                                            Book-Entry Security; and

                                    (c)     such Federal Reserve Bank has
                                            indicated by book entry that such
                                            Federal Book-Entry Security has been
                                            credited to the Securities
                                            Intermediary's securities account in
                                            such book entry system.

                  Controlled Deposit Amount: With respect to any series or class of Securities, on any date, the amount provided by the terms of such Securities; provided, however, that the Controlled Deposit Amount for any series of Term Notes shall not exceed the then Outstanding Amount of such Notes.

                  Corporate Trust Office: With respect to the Indenture Trustee or the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Initial Closing Date are located:

         in the case of the Indenture Trustee, at:

         The Bank of New York
         101 Barclay Street, 12 East
         New York, New York 10286
         Attention: Corporate Trust Trustee Administration

         and in the case of the Owner Trustee, at:

         Chase Manhattan Bank USA, N.A.
         1201 Market Street, Corporate Trust, 9th Floor
         Wilmington, Delaware 19801
         Attention: Corporate Trustee Administration provided that, when the definition of "Corporate Trust Office" is used in connection with providing notice to the Owner Trustee, a copy of such notice shall also be sent to:
         The Chase Manhattan Bank
         450 W. 33rd Street
         New York, New York 10001
         Attention:  Global Trust Services

                  Custodian: GMAC, as Servicer, or another custodian named from time to time pursuant to the Custodian Agreement.

                  Custodian Agreement: The Custodian Agreement, dated as of the Initial Closing Date, between the Custodian, GMAC and WARCO, as amended and supplemented from time to time.

                  Daily Remittance Period: The periods designated as such in the Officer's Issuance Certificate of any series of Notes.

                  Daily Trust Balance: For any date, the aggregate principal balance of all Receivables held by the Trust on such date (which shall not include the Retained Property).

                  Daily Trust Invested Amount: For any date during a Collection Period, an amount equal to (without duplication)

                  (a) the aggregate Outstanding Amount of the Term Notes on such date plus

                  (b)      the outstanding Certificate Balance on such date plus

                  (c)      the Net Revolver Balance for such date minus

                  (d)      the Cash Collateral Amount for such date minus

                  (e) any amounts held on such date in a related Distribution Account, Cash Accumulation Account or other account for payment of principal on the Notes or distribution of Certificate Balance on the Certificates.

                  Dealer: Any corporation, entity or other Person the Receivables of which are included in the Trust.

                  Dealer Overconcentration Percentage: 1.0%, or such higher percentage not to exceed 2.0% in any event as the Seller shall select upon satisfaction of the Rating Agency Condition.

                  Dealer Overconcentration Receivables: With respect to any date, with respect to any Dealer or group of affiliated Dealers (as determined in accordance with the Servicer's standard procedures for identifying and tracking accounts of affiliated Dealers), the outstanding Available Receivables with respect to such Dealer or group of affiliated Dealers to the extent, if any, of the excess of

                  (a) the aggregate principal balance of all such Available Receivables on such date over

                  (b) the Dealer Overconcentration Percentage of the sum of

                           (i) the Specified Maximum Revolver Balance and

                           (ii) the aggregate Outstanding Amount for all Term Notes as of such date or, if applicable, as of the commencement of any then occurring Early Amortization Period, Wind Down Period or Payment Period.

If, on any date, there exist Dealer Overconcentration Receivables with respect to a Dealer or group of affiliated Dealers, those Receivables constituting Eligible Receivables shall be those Available Receivables that were originated on the earliest dates, with the more recently originated Receivables being Dealer Overconcentration Receivables. If not all Available Receivables originated on any date are Eligible Receivables, a Receivable related to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable related to a Vehicle with a higher vehicle identification number. All Available Receivables that are not Eligible Receivables pursuant to the foregoing shall be Dealer Overconcentration Receivables. If an Available Receivable that is a Dealer Overconcentration Receivable on the date such Receivable is created subsequently ceases to be a Dealer Overconcentration Receivable such that such Receivable becomes an Eligible Receivable pursuant to the foregoing, such Eligible Receivable shall be deemed created on the date it so becomes an Eligible Receivable.

                  Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  Defaulted Receivables: For any Monthly Distribution Date, all Receivables held by the Trust that were charged-off as uncollectible during the related Collection Period, other than any such Receivables that are subject to repurchase by the Seller or GMAC or purchase by the Servicer on such Monthly Distribution Date (unless certain events of bankruptcy, insolvency or receivership have occurred with respect to the Seller, GMAC or the Servicer, as the case may be, in which event Defaulted Receivables shall include the principal amount of such otherwise excluded Receivables).

                  Deficiency Amount: The amounts determined to be Deficiency Amounts in Section 4.5(c)(ii) of the Trust Sale and Servicing Agreement.

                  Definitive Certificates: The Certificates issued pursuant to the Trust Agreement in definitive form either upon original issuance or upon termination of book-entry registration with respect to such Certificates pursuant to Section 3.13 of the Trust Agreement.

                  Definitive Notes: The Notes issued pursuant to the Indenture in definitive form.

                  Definitive Term Notes: The Term Notes issued pursuant to the Indenture in definitive form either upon original issuance or upon termination of book-entry registration with respect to such Term Notes pursuant to Section
2.12 of the Indenture.

                  Delivery: When used with respect to Designated Account Property, "Delivery" means:

                    (i) (a) with respect to Physical Property or any Certificated Security, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank; and

                           (b) with respect to a Security Certificate or any other Designated Account Property that constitutes Physical Property and that is not a Security Entitlement transfer of such Security Certificate or other Designated Account Property to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank; and

                  (ii) with respect to any Uncertificated Security that is not a Federal Book-Entry Security:

                           (a) if the issuer of such Uncertificated Security is organized under the laws of a jurisdiction that has not adopted Revised
                                    Article 8, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the transfer to the Indenture Trustee or its nominee or custodian of such Uncertificated Security and the making by such financial intermediary of entries on its books and records identifying such Uncertificated Securities as belonging to the Indenture Trustee or its nominee or custodian; and

                           (b) if the issuer of such Uncertificated Security is organized under the laws of a jurisdiction that has adopted Revised
                                    Article 8, (x) the issuer registers the
                                    Indenture Trustee as the registered owner or
                                    (y)
                                    the Indenture Trustee otherwise satisfies the requirements for obtaining "control" under Section 8-106(c) of Revised Article 8.

                  Depository Agreement: The Note Depository Agreement and any similar agreement executed in connection with the issuance of any series of Securities originally issued as Book-Entry Notes or Book-Entry Certificates.

                  Designated Account Property: The Designated Accounts, all amounts and investments held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

                  Designated Accounts: The Collection Account, the Term Note Distribution Account, the Revolver Distribution Account, the Accumulation Accounts, the Reserve Fund, all Cash Accumulation Reserve Funds and any other account so designated in an Officer's Issuance Certificate, collectively.

                  Determination Date: The tenth day of each calendar month, or if such tenth day is not a Business Day, the next succeeding Business Day.

                  Distribution Accounts: The Term Note Distribution Account, Certificate Distribution Account and Revolver Distribution Account.

                  DPP: Delayed Payment Privilege, a policy of GMAC under which GMAC may agree with a dealer not to require payment of principal promptly upon the sale or lease of the vehicle to a customer.

                  DTC: The Depository Trust Company, a limited-purpose trust company certified under the New York Banking Law.

                  Early Amortization Event: An event described as such in
Section 9.1 of the Trust Sale and Servicing Agreement or any amendment or supplement.

                  Early Amortization Period: The period commencing on the day on which an Early Amortization Event is deemed to have occurred, and ending on the first to occur of (a) the payment in full of all outstanding Securities, (b) the recommencement of the Revolving Period as described in Sections 9.1(j) and 9.5 of the Trust Sale and Servicing Agreement and (c) the Trust Termination Date. A Monthly Distribution Date is related to an Early Amortization Period if the last day of the related Collection Period occurred during an Early Amortization Period.

                  Eligible Account: An Account which, as of the date of determination thereof:

                  (a) is in favor of a Person that is not subject to voluntary or involuntary liquidation, that is not classified in "programmed" or "no credit" status and in which General Motors or an Affiliate does not have a more than 20% equity interest,

                  (b) has been established by GMAC or General Motors,

                  (c) is maintained and serviced by GMAC,

                  (d) is not a Fleet Account or a Marine Account,

                  (e) with respect to which, during the preceding 12 months, GMAC has not charged off, without recovering, any amount in excess of $25,000 and

                  (f) there has been no material breach by the related obligor of its obligation to pay the related Receivable upon sale of the Vehicle related thereto (a material breach, for these purposes, includes, without limitation, any failure to pay such Receivable which GMAC knows to be attributable in whole or in part to such obligor's unwillingness or financial inability to pay).

                  Eligible Deposit Account: Either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account so long as any of the securities of such depository institution has a credit rating from each Rating Agency then rating such securities in one of its generic rating categories which signifies investment grade.

                  Eligible Institution:  Either

                  (a) the corporate trust department of the Indenture Trustee or the Owner Trustee, as applicable, or

                  (b) a depository institution organized under the laws of the United States of America or any one of the States thereof (or any domestic branch of a foreign bank),

                           (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and

                           (ii) whose deposits are insured by the FDIC or any successor thereto.

                  Eligible Investments: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which (at the time made) evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies then rating such obligations in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies then rating such commercial paper in the highest investment category granted thereby;

                  (d) investments in money market or common trust funds having a rating from each of the Rating Agencies then rating such funds in the highest investment category granted thereby for money market funds (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating, provided, however, that no funds in the Cash Accumulation Account or the Term Note Distribution Subaccount for the 2000-A Term Notes shall be invested in Eligible Investments described in this clause (d));

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a Person with the Required Deposit Rating or otherwise approved by the Rating Agencies; and

                  (g) any other investment permitted by each of the Rating Agencies;

in each case, other than as permitted by the Rating Agencies, maturing

                  (i) not later than the Business Day immediately preceding the next Monthly Distribution Date or

                  (ii) on such next Monthly Distribution Date if either

                           (A) such investment is in the institution with which the Term Note Distribution Account, the Certificate Distribution Account or the Accumulation Accounts, as the case may be, is then maintained or
                           (B) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made) shall advance funds on such Monthly Distribution Date to the Term Note Distribution Account, the Certificate Distribution Account or the Accumulation Accounts, as the case may be, in the amount payable on such investment on such Monthly Distribution Date pending receipt thereof to the extent necessary to make distributions on the Notes or the Certificates, as the case may be, on such Monthly Distribution Date. For purposes of the foregoing, unless the Indenture Trustee objects at the time an investment is made, the Indenture Trustee shall be deemed to have agreed to make such advance with respect to such investment.

                  As used in this definition, a rating is in the "highest investment category" of a rating category which has relative gradations within that category only if it has the highest rating within that category (so that, for example, commercial paper with a rating of A-1 is not considered to be in the "highest investment category," but a rating of A-1+ is within the "highest investment category").

                  Eligible Receivable: With respect to any date, a Receivable:

                  (a) which was originated by GMAC in the ordinary course of business or which was originated by General Motors in the ordinary course of business and acquired by GMAC;

                  (b) which arose under an Account that was an Eligible Account (and not a Selected Account) at the time of the transfer of such Receivable from GMAC to the Seller;

                  (c) which is payable in United States dollars;

                  (d) to which GMAC had good and marketable title immediately prior to the transfer thereof by GMAC to the Seller and which has been the subject of a valid transfer and assignment from GMAC to the Seller of all of GMAC's right, title and interest therein and the related Vehicle Collateral Security (including any proceeds thereof);

                  (e) which is advanced against a Vehicle;

                  (f) which at the time of transfer thereof by GMAC to the Seller is secured by a first priority perfected security interest in the Vehicle related thereto;

                  (g) with respect to which all consents, licenses and approvals of any Governmental Authority in connection with the transfer thereof to the Seller and to the Trust have been obtained and are in full force and effect;

                  (h) which was created in compliance in all material respects with all Requirements of Law applicable thereto;

                  (i) as to which, at all times following the transfer of such Receivable to the Trust, the Trust has either a first priority perfected security interest or good and marketable title thereto, free and clear of all Liens (other than Liens permitted pursuant to the Trust Sale and Servicing Agreement);

                  (j) which has been the subject of a valid transfer and assignment from the Seller to the Trust of all the Seller's right, title and interest therein and the related Vehicle Collateral Security (including any proceeds thereof);

                  (k) which is the legal, valid, binding and assignable payment obligation of the Dealer relating thereto, enforceable against such Dealer in accordance with its terms, except as such enforceability may be limited by the Insolvency Laws;

                  (l) which at the time of transfer thereof by GMAC to the Seller is not subject to any valid right of rescission, setoff or any other defense (including defenses arising out of violations of usury laws) of the related Dealer;

                  (m) as to which, at the time of transfer thereof to the Trust, GMAC and the Seller have satisfied in all material respects all their respective obligations with respect to such Receivable required to be satisfied at such time;

                  (n) as to which, at the time of transfer thereof to the Trust, neither GMAC nor the Seller has taken or failed to take any action that would impair the rights of the Trust or the Securityholders therein;

                  (o) which constitutes "chattel paper", an "account" or a "general intangible" as defined in Article 9 of the UCC as then in effect in the State of Michigan;

                  (p) with respect to which the related Dealer has not postponed principal payment pursuant to DPP (or any similar arrangement) or any other installment payment program;

                  (q) which, at the time of transfer thereof to the Trust, does not constitute a Dealer Overconcentration Receivable and

                  (r) which, at the time of transfer thereof to the Trust, does not constitute an Excess Available Receivable.

Notwithstanding the foregoing, any other Receivable identified by GMAC as an Eligible Receivable shall also be deemed an Eligible Receivable unless and until such Receivable is thereafter determined not to satisfy the eligibility criteria set forth above and reassigned by the Trust to GMAC or the Seller pursuant to the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement (it being understood that any such subsequent determinations shall not affect any prior transfers of such Receivable and such Receivable shall be reassigned to GMAC and the Seller only as specifically provided in the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement). An Eligible Receivable shall be deemed created or originated on the date it is identified by GMAC as an Eligible Receivable. With respect to any Dealer, Eligible Receivables shall be determined net of any funds held by GMAC for such Dealer for cash management, liquidity and working capital purposes. Within any such Account, Eligible Receivables shall be those Available Receivables originated on the earliest dates. If not all Available Receivables originated on any date are Eligible Receivables, a Receivable relating to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable relating to a Vehicle with a higher vehicle identification number. If there is a reduction on any date of the amount so held for such Dealer, a Receivable or Receivables shall be deemed created on such date to the extent of such reduction and such Receivable(s) shall be Eligible Receivable(s) if the eligibility criteria set forth above are satisfied and based on such date of origination and the vehicle identification number of the related Vehicle as described above.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  Event of Default: An event described in Section 5.1 of the Indenture.

                  Excess Available Receivables: For any date, Available Receivables to the extent, if any, of the excess of:

                  (a) the aggregate principal balance of Available Receivables less the aggregate principal balance of Dealer Overconcentration Receivables over

                  (b) the Maximum Pool Balance.

If, on any date, there exist Excess Available Receivables, a pro rata portion of the Receivables in each Account in the Pool of Accounts shall constitute Excess Available Receivables (based on the aggregate principal balance of the Receivables in each such Account). Within each such Account, Eligible Receivables shall be those Available Receivables that were originated on the earliest dates, with the more recently originated Receivables being Excess Available Receivables. If not all

Available Receivables originated on any date within an Account are Eligible Receivables, a Receivable related to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable related to a Vehicle with a higher vehicle identification number. All Available Receivables that are not Eligible Receivables pursuant to the foregoing shall be Excess Available Receivables. If an Available Receivable that is an Excess Available Receivable on the date such Receivable is originated or created subsequently ceases to be an Excess Available Receivable such that such Receivable becomes an Eligible Receivable pursuant to the foregoing, such Eligible Receivable shall be deemed originated or created on the date it so becomes an Eligible Receivable.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  Exempt Deposit Date: With respect to any Notes, a Monthly Distribution Date which is not a Payment Date for such Notes.


                  FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

                  Federal Book-Entry Security: An obligation issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment of principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal Book-entry regulations.

                  Final Revolving Period Termination Date: February 28, 2005.

                  Financial Asset: Has the meaning given such term in Article 8 of the New York UCC. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Article 8 of the New York UCC) holding such Security Entitlement has the rights and property interest specified in Article 8 of the New York UCC.

                  Fitch:  Fitch

                  Fleet Accounts: Credit lines or accounts pursuant to which advances may be made to finance Vehicles intended for sale to fleet customers, generally in lots of more than 10.

                  Floor Plan Financing Agreement: Collectively, the Wholesale Security Agreement, and the related agreements between GMAC and a Dealer or the Wholesale Instalment Sales

Finance Agreement and related agreements between General Motors and a Dealer, or, in each case, any successor agreements, pursuant to which GMAC or General Motors, as the case may be, agrees to extend credit to such Dealer to purchase or finance Vehicles and other vehicles and related items, and pursuant to which such Dealer grants to GMAC or to General Motors, as the case may be, a security interest in the specific Vehicles financed by GMAC or by General Motors, certain other vehicles, certain other collateral and the proceeds thereof.

                  Floor Plan Financing Guidelines: The Servicer's written policies and procedures, as such policies and procedures may be amended from time to time, relating to (a) the operation of its floor plan financing business, including the policies and procedures for determining the interest rates charged to Dealers and other terms and conditions relating to the Servicer's wholesale financing accounts, the creditworthiness of Dealers and the extension of credit to Dealers, and (b) the maintenance of accounts and collection of receivables.

                  Fully Funded Date: With respect to any series of Notes, the date designated as such in the Officer's Issuance Certificate applicable to such series of Notes.

                  General Motors: General Motors Corporation, a Delaware corporation.

                  GMAC: General Motors Acceptance Corporation, a Delaware corporation, and a wholly-owned subsidiary of General Motors.

                  GMAC Addition Notice: The notice described in Section 2.03(a) of the Pooling and Servicing Agreement.

                  GMAC Removal Notice: The notice described in Section 2.04 of the Pooling and Servicing Agreement.

                  Governmental Authority: The United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  Holder: The Person in whose name a Note or Certificate, as the case may be, is registered on the Note Register or the Certificate Register, as applicable.

                  Indenture: The Indenture, dated as of the Initial Closing Date, between the Issuer and the Indenture Trustee, as amended and supplemented from time to time, including all Officer's Issuance Certificates.

                  Indenture Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

                  Independent: When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

              Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

                  Indirect Participant: A securities broker, dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

                  Ineligible Account: An Account that does not satisfy the criteria to be an Eligible Account.

                  Initial Account: An Account identified on the Schedule of Accounts as in the Pool of Accounts as of the Initial Cut-Off Date.

                  Initial Closing Date: June 29, 2000.

                  Initial Cut-Off Date: June 27, 2000.

                  Initial Quarterly Distribution Date: October 16, 2000.

                  Initial Securities: The 2000-A Term Notes and the 2000-A Certificates.

                  Insolvency Event: With respect to a specified Person, (a) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee or liquidator for such Person, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days,
(b) the consent by such Person to the appointment of a conservator, receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property or (c) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

                  Insolvency Laws: The Bankruptcy Code and any other applicable federal or State bankruptcy, insolvency or other similar law.

                  Insolvency Proceeds: The proceeds described in Section 9.2(a) of the Trust Sale and Servicing Agreement.

                  Intercompany Advance Agreement: The Intercompany Advance Agreement dated as of January 25, 1994 between WARCO and GMAC, as amended and supplemented from time to time.

                  Interest Collections: For any Collection Period, collections received during such Collection Period on the Receivables existing under the Accounts in the Pool of Accounts that the Servicer attributes to interest and other non-principal charges pursuant to the Floor Plan Financing Guidelines, including Administrative Purchase Payments and Warranty Payments in excess of the principal portion thereof.

                  Interest Rate: With respect to any series of Notes the rate or rates designated as such in the Officer's Issuance Certificate applicable to such series of Notes.

                  Interested Party: GMAC, the Seller, the Issuer and each other party identified or described in the Pooling and Servicing Agreement or in the Trust Sale and Servicing Agreement as having an interest in Receivables as owner, trustee, secured party or holder of the Securities.

                  Investment Company Act: The Investment Company Act of 1940, as amended.

                  Investment Proceeds: With respect to any Monthly Distribution Date, investment earnings on funds deposited in the Designated Accounts and the Certificate Distribution Account net of losses and investment expenses during the related Collection Period.

                  Involuntary Case: Any Proceeding provided for any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to any Person or relating to all or substantially all of its property.

                  Issuer: The party named as such in the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture until a successor replaces it and, thereafter, the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

                  Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  LIBOR Business Day: Any day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

                  Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach by operation of law.

                  Marine Accounts: Credit lines or accounts pursuant to which advances are made to finance new and used boats and related items.

                  Maximum Pool Balance:  The sum of

                  (a) the Maximum Revolver Balance,

                  (b) the aggregate outstanding principal balance of all Term Notes (after giving effect to any amounts on deposit in the Term Note Distribution Accounts and any Accumulation Accounts for payments of principal), and

                  (c) the aggregate outstanding Certificate Balance of all Certificates (after giving effect to any amounts on deposit in the Certificate Distribution Account for distributions with respect to Certificate Balance).

                  Maximum Revolver Balance: At any time, the Specified Maximum Revolver Balance, as such amount may be increased or decreased from time to time in accordance with the Trust Sale and Servicing Agreement; provided, however, that at any time additional borrowings may not be made under a Revolving Note (including, if applicable, during the Wind Down Period or an Early Amortization Period), the Maximum Revolver Balance shall include the Specified Maximum Revolver Balance attributable to such Note only to the extent of the Net Revolver Balance with respect to such Note. For purposes of the foregoing, if and so long as the holder of any Revolving Notes has determined not to make any further advances thereunder but additional borrowings are otherwise then permitted thereunder, the proviso to the previous sentence shall be applicable in determining Excess Available Receivables but shall otherwise be inapplicable.

                  Monthly Available Amount: With respect to a Monthly Distribution Date, the aggregate of the amounts designated as such for each series of Notes separately in the Officer's Issuance Certificate applicable to each such series of Notes.

                  Monthly Carrying Costs: With respect to a Monthly Distribution Date, the aggregate of the costs designated as such for each series of Notes separately in the Officer's Issuance Certificate applicable to each such series of Notes.

                  Monthly Distribution Date: The fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing August 15,

2000. A Monthly Distribution Date is related to the Collection Period prior to the Collection Period in which such Monthly Distribution Date occurs.

                  Monthly Payment Rate: For any Collection Period, the percentage obtained by dividing Principal Collections for such Collection Period by the average daily aggregate principal balance of all Receivables (including Receivables included in the Retained Property) included in the Accounts in the Pool of Accounts during such Collection Period.

                  Monthly Remittance Condition: Any of the conditions specified in Section 6.2(b) of the Trust Sale and Servicing Agreement.

                  Monthly Servicing Fee: The fee described in Section 5.1 of the Trust Sale and Servicing Agreement.

                  Moody's: Moody's Investors Service, Inc.

                  Net Revolver Balance: For any date, the aggregate outstanding principal balance under the Revolving Notes minus any amounts on deposit in the Revolver Distribution Account on such date for the payment of principal.

                  New Vehicles: Under GMAC's current practices and policies, Vehicles of any model year that are not Auction Vehicles, that generally have been driven less than 200 miles and that are either (a) untitled or (b) titled solely for purposes of State laws requiring demonstration vehicles to be titled.

                  New York UCC: The UCC as in effect in the State of New York.

                  Note Depository: With respect to any Book-Entry Notes for which Definitive Term Notes have not been issued, any depository selected from time to time by the Indenture Trustee on behalf of the Trust in whose name a series of Notes is registered. The Note Depository for the 2000-A Term Notes shall be Cede & Co., the nominee of the Clearing Agency for such series.

                  Note Depository Agreement: With respect to any series of Term Notes originally issued as Book-Entry Notes, the agreement, dated as of the Closing Date for such series, among the Issuer, the Indenture Trustee and the Clearing Agency relating to such Term Notes, as the same may be amended and supplemented from time to time.

                  Note Owner: With respect to any Term Note issued as a Book Entry Note, the Person who is the beneficial owner of such Book Entry Note, as reflected on the books of the related Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

                  Note Register: With respect to any series of Notes, the register of such Notes specified in Section 2.4 of the Indenture.

                  Note Registrar: The registrar at any time of the Note Register, appointed pursuant to Section 2.4 of the Indenture.

                  Noteholders: Holders of record of the Notes pursuant to the Indenture and, with respect to any series of Notes, holders of record of such series of Notes pursuant to the Indenture.

                  Noteholders' Interest: With respect to a series of Notes, for any Monthly Distribution Date, the amount specified as such in the Officer's Issuance Certificate applicable to such series of Notes.

                  Notes: The Term Notes and the Revolving Notes.

                  Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  Officer's Issuance Certificate: An Officer's Certificate establishing the terms of any series of Notes pursuant to Section 2.1 of the Indenture.

                  Opinion of Counsel: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller, the Servicer or GMAC. In addition, for purposes of the Indenture: (a) such counsel shall be satisfactory to the Indenture Trustee, (b) the opinion shall be addressed to the Indenture Trustee as Trustee and (c) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

                  Other Indebtedness: The indebtedness of Dealers to GMAC defined in Section 6.03(a) of the Pooling and Servicing Agreement.

                  Outstanding: With respect to any Notes, as of the date of determination, subject to Section 4.5(g) of the Trust Sale and Servicing Agreement, all such Notes theretofore authenticated and delivered under the Indenture except:

                  (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore, satisfactory to the Indenture Trustee, has been made; and

                  (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                  Outstanding Amount: As of any date, with respect to any series of Term Notes or Revolving Notes, the aggregate principal amount of such Notes Outstanding at such date.

                  Owner Trust Estate: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Trust Sale and Servicing Agreement, all funds on deposit from time to time in the Designated Accounts and the Certificate Distribution Account, the Specified Support Arrangements and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Trust Sale and Servicing Agreement and the Administration Agreement.

                  Owner Trustee: Chase Manhattan Bank USA, N.A., a Delaware banking corporation or any successor trustee under the Trust Agreement.

                  Paying Agent: With respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account, the Term Note Distribution Account and the Revolver Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in Section 6.13 of the Trust Agreement, and initially The Chase Manhattan Bank.

                  Payment Date: With respect to a series of Notes, each date specified for payment of interest or principal on the Notes pursuant to the Indenture. With respect to a series of Notes providing for monthly payment of interest or principal, Payment Date means a Monthly Distribution Date.

                  Payment Period: With respect to a series of Term Notes or Revolving Notes, the period, if any, described in the related Officer's Issuance Certificate during which amounts are required to be set aside and/or paid as principal on such Term Notes or Revolving Notes prior to the Wind Down Period or an Early Amortization Period.

                  Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or Governmental Authority.

                  Physical Property: Means bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery.

                  Pool of Accounts: At any time, all Accounts identified on the Schedule of Accounts as amended and supplemented from time to time pursuant to the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. From and after the related Removal Date, an Account shall no longer be deemed included in the Pool of Accounts.

                  Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of the Initial Closing Date, between GMAC and the Purchaser, as amended and supplemented from time to time.

                  Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  Principal Allocation Percentage: for a series of Notes that has reached its Fully Funded Date, zero, and for any other series of Notes (the "Referent Series") which requires Available Trust Principal to be retained or set aside during any period to fund swap payments, if any, or principal payments with respect to the Referent Series on any date, is the percentage equivalent to the following:

         (1) if such date does not relate to a Wind Down Period or an Early Amortization Period for the Trust:



(Principal Allocation Percentage for                (Aggregate Principal Balance of Referent Series)
        a Referent Series) =           ---------------------------------------------------------------------------
                                              (Sum of Aggregate Principal Balance for all Referent Series)

         where, for purposes of this equation only:

                  "Aggregate Principal Balance of Referent Series" is

                           (ii with respect to any Referent Series of Term Notes, the aggregate initial principal balance with respect to such Referent Series or

                           (ii with respect to any Referent Series of Revolving Notes, the outstanding principal balance of such Referent Series as of the close of business on the day preceding the first day of the Payment Period with respect to such series

                  "Sum of Aggregate Principal Balance for all Referent Series" is the sum of the "Aggregate Principal Balance of Referent Series" for each series of Notes which is on that date a Referent Series

         (2) if such date relates to a Wind Down Period or an Early Amortization Period for the Trust:



  Principal Allocation Percentage                  (Aggregate Principal Balance of Referent Series)
      for a Referent Series =
                                     -----------------------------------------------------------------------------
                                             (Sum of Aggregate Principal Balance for each Series of Notes)


         where, for purposes of this equation only:

                  "Aggregate Principal Balance of Referent Series" is the aggregate outstanding principal balance of the Referent Series then outstanding on the last day of the Revolving Period

                  "Sum of Aggregate Principal Balance for each Series of Notes" is the sum of the "Aggregate Principal Balance of Referent Series" for all series then outstanding on the last day of the Revolving Period, except for any series the principal balance of which has been fully paid or provided for (calculated for this purpose as though each outstanding series is a Referent Series on that date)

                  Principal Collections: For any day or any period, collections received on such date or during such period, as applicable, on the Receivables existing under the Accounts in the Pool of Accounts that the Servicer attributes to principal pursuant to the Floor Plan Financing Guidelines, including the principal portion of Warranty Payments and Administrative Purchase Payments.

                  Priority Payment Amount: Any make-whole payment, payment to an interest rate swap counterparty, or other payment or deposit obligation specified in an Officers' Issuance Certificate for a series of Notes or a Certificate Issuance Order as constituting a "Priority Payment Amount," which designates such amount as having priority of payment over the principal balance of the Certificates; provided, that no amount shall constitute a Priority Payment Amount unless either (x) each holder of a Certificate has consented to the designation of such amount as a Priority Payment Amount or (y) the Rating Agency Condition has been satisfied with respect to such designation.

                  Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

                  Program: The program described in Section 4.2 of the Trust Sale and Servicing Agreement.

                  Purchaser: Wholesale Auto Receivables Corporation, a Delaware corporation, or its successor in interest pursuant to the Pooling and Servicing Agreement.

                  Quarterly Distribution Date: Each Monthly Distribution Date occurring in the months of January, April, July and October, commencing October 16, 2000.

                  Quarterly Interest Accrual Date: The 15th day of each January, April, July and October, or if such day is not a Business Day, the next following day which is a Business Day, commencing October 16, 2000.

                  Rapid Amortization Events: With respect to a series of Term Notes, the events designated as such in the Officer's Issuance Certificate for such series of Term Notes.

                  Rapid Amortization Payment Date: With respect to a series of Term Notes, the meaning given to such term in the Officer's Issuance Certificate applicable to such series of Term Notes.

                  Rapid Amortization Period: With respect to a series of Term Notes, the meaning given to such term in the Officer's Issuance Certificate for such series of Term Notes.

                  Rating Agencies: As of any date, with respect to any series or class of Securities, the nationally recognized statistical rating organizations that are requested by the Seller to provide ratings on such Securities and that are rating such Securities on such date.

                  Rating Agency Condition: With respect to any action, with respect to any series or class of Securities that are then rated, the condition that each of the Rating Agencies with respect to such Securities shall have notified the Seller, the Servicer and the Issuer in writing that such action shall not result in a downgrade, suspension or withdrawal of the then current rating of such Securities.

                  Reassignment Amount: For any Monthly Distribution Date, after giving effect to any allocations, withdrawals and deposits otherwise to be made on such Monthly Distribution Date, the sum of the Daily Trust Invested Amount (which, for such purpose, shall be calculated without reduction for the Cash Collateral Amount) and accrued but unpaid interest on all outstanding Securities to the extent not previously distributed to Securityholders.

                  Receivable: At any time, the right to receive payment on a loan made under an Account included in the Pool of Accounts.

                  Receivables Purchase Date: Each Business Day during the Revolving Period on which Eligible Receivables are created in any Account then included in the Pool of Accounts, subject to Section 6.02 of the Pooling and Servicing Agreement.

                  Record Date: (a) With respect to any series of Term Notes that are Book-Entry Notes and with respect to any Payment Date, the close of business on the day immediately preceding such Payment Date, or if Definitive Term Notes are issued therefor, the last day of the preceding Collection Period, (b) with respect to any series of Notes other than those described in clause (a) and with respect to any Payment Date, the last day of the preceding Collection Period and
(c) with respect to the Certificates and with respect to any Certificate Payment Date, the close of business on the last day of the preceding Collection Period.

                  Recoveries: For any Monthly Distribution Date, all amounts received, including insurance proceeds, by the Servicer during the related Collection Period with respect to Eligible Receivables that have previously become Defaulted Receivables.

                  Redemption Date: For a series of Term Notes, the date, if any, specified as such in the Officer's Issuance Certificate applicable to such series.

                  Redemption Price: For a series of Term Notes, the price, if any, specified as such in the Officer's Issuance Certificate applicable to such series.

                  Registered Holder: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

                  Remaining Interest Amounts: The amounts designated as Remaining Interest Amounts in Section 4.5(c) of the Trust Sale and Servicing Agreement.

                  Removal Balance: The balance described in Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removal Commencement Date: The date described as such in
Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removal Date: The date described as such in Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removal Notice: The notice described in Section 2.8 of the Trust Sale and Servicing Agreement.

                  Removed Account: An Account that has been removed from the Pool of Accounts pursuant to Sections 2.04 or 2.05 of the Pooling and Servicing Agreement and/or Sections 2.8 or 2.9 of the Trust Sale and Servicing Agreement.

                  Required Deposit Rating: A rating on short-term unsecured debt obligations of P-1 by Moody's and A-1+ by Standard & Poor's. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

                  Required Payment: With respect to any series of Term Notes, the amount provided by the Officer's Issuance Certificate with respect to such Term Notes.

                  Required Payment Period Length: With respect to a series of Notes, the period length specified as such in the Officer's Issuance Certificate applicable to such series of Notes.

                  Required Revolver Payment: With respect to any Monthly Distribution Date, the aggregate amount required to be paid (or set aside for payment) as principal on all Revolving Notes on such Monthly Distribution Date pursuant to the Indenture and the Trust Sale and Servicing Agreement.

                  Requirement of Law: With respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, State or local (including usury laws and the Federal Truth in Lending Act).

                  Reserve Fund: The account designated as such, established and maintained pursuant to Section 6.1(a)(v) of the Trust Sale and Servicing Agreement.

                  Reserve Fund Deposit Amount: With respect to any Monthly Distribution Date, the excess, if any, of the Reserve Fund Required Amount over the amount on deposit in the Reserve Fund (after taking into account any withdrawals from the Reserve Fund on such Monthly Distribution Date).

                  Reserve Fund Funding Condition: Will be satisfied on the date of recommencement of the Revolving Period if:

                  (a) the amount on deposit in the Reserve Fund equals or exceeds the Reserve Fund Required Amount as of such date of recommencement;

                  (b) the amount on deposit in each Cash Accumulation Reserve Fund equals or exceeds the Cash Accumulation Reserve Fund Required Amount thereof as of such date of recommencement; and

                  (c) the amount on deposit in the Certificate Reserve Fund equals or exceeds the amount required to be on deposit in the Certificate Reserve Fund, if any.

                  Reserve Fund Initial Deposit: $247,500,000.

                  Reserve Fund Property: The property described in Section 4.6(c) of the Trust Sale and Servicing Agreement.

                  Reserve Fund Required Amount: With respect to any Monthly Distribution Date,

                  (a) for any Monthly Distribution Date related to the Revolving Period or Wind Down Period, 6.0% of the Maximum Pool Balance minus the amounts on deposit in all Cash Accumulation Accounts as of such Monthly Distribution Date (or if, as of such Monthly Distribution Date, the long-term debt obligations of GMAC are rated less than "BBB-" by Standard & Poor's, then 7.0%), and

                  (b) for any Monthly Distribution Date during any Early Amortization Period, 6.0% of the result of the Maximum Pool Balance minus the amounts on deposit in all Cash Accumulation Accounts as of the last day of the Revolving Period (or if, as of the last day of the Revolving Period the long-term debt obligations of GMAC are rated less than "BBB-" by Standard & Poor's, then 7.0%).

                  Reserve Fund Trigger Amount: $20,000,000

                  Responsible Officer: With respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such trustee, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Retained Property: The interest of GMAC described in Section 2.01(d) of the Pooling and Servicing Agreement.

                  Revised Article 8: Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated in 1994 by the National Conference of Commissioners on Uniform State Laws, in the form in which it has been adopted in the State of New York.

                  Revolver Distribution Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(iii) of the Trust Sale and Servicing Agreement.

                  Revolver Interest: With respect to any Monthly Distribution Date, for any series of Revolving Notes, except as otherwise provided in the related Officer's Issuance Certificate, the product of (a) the average daily Series Net Revolver Balance for such series during the related Collection Period and (b) the Revolver Interest Rate for such series for such Monthly Distribution Date.

                  Revolver Interest Carryover Shortfall: For any Monthly Distribution Date, the excess of (a) the Aggregate Revolver Interest for such Monthly Distribution Date over (b) the amount that was actually deposited in the Revolver Distribution Account on such Monthly Distribution Date in respect of Aggregate Revolver Interest.

                  Revolver Interest Rate: For any series of Revolving Notes, the interest rate specified as such in the applicable Officer's Issuance Certificate.

                  Revolver Monthly Payment Date: Means the 15th day of each month, or if such day is not a U.S. Business Day, the next U.S. Business Day.

                  Revolver Payment Date: Means a Revolver Monthly Payment Date or a Revolver Quarterly Payment Date.

                  Revolver Quarterly Payment Date: Means the 15th day of each January, April, July and October, or if such day is not a U.S. Business Day, the next U.S. Business Day.

                  Revolving Note: Any asset-backed revolving note executed by the Issuer by any of its Authorized Officers and authenticated by the Indenture Trustee in the form attached to the Officer's Issuance Certificate applicable to such series of revolving notes.

                  Revolving Noteholder: Any Holder of a Revolving Note.

                  Revolving Period: The period commencing on the Initial Cut-Off Date and continuing until the earlier of (a) the commencement of an Early Amortization Period and (b) the occurrence of the Scheduled Revolving Period Termination Date; provided that, at the option of the Seller, the Revolving Period shall recommence (subject to termination upon the earlier to occur of an event described in the preceding clauses (a) or (b)) as described in Sections 9.1(j) and 9.5 of the Trust Sale and Servicing Agreement.

                  Schedule of Accounts: The list of Accounts that is required to be kept at the locations specified in the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement, as such list may be amended and supplemented from time to time.

                  Scheduled Revolving Period Termination Date: June 30, 2001; provided that the Scheduled Revolving Period Termination Date shall be automatically extended to the last day of each succeeding month (but not beyond February 28, 2005) unless the Seller, prior to the then Scheduled Revolving Period Termination Date, elects to cause such extension not to occur by providing written notice to such effect to the Servicer, the Owner Trustee (who shall provide notice to the Certificateholders), the Indenture Trustee and the Rating Agencies. Unless such notice is given, each such extension shall become effective as of the Business Day prior to the then Scheduled Revolving Period Termination Date. In addition, the Seller may, at any time prior to the then Scheduled Revolving Period Termination Date, elect to extend the Scheduled Revolving Period Termination Date to the last day of any specified month (but not beyond February 28, 2005), subject thereafter to further automatic extensions beyond the last day of such specified month as described in the preceding two sentences.

                  Secretary of State: The Secretary of State of the State of Delaware.

                  Securities: The Term Notes, the Revolving Notes and the Certificates.

                  Securities Act: The Securities Act of 1933, as amended.

                  Securities Distribution Accounts: The Term Note Distribution Accounts, the Revolver Distribution Account and the Certificate Distribution Account.

                  Securities Intermediary: Has the meaning given to such term in
Section 6.1(b)(i) of the Trust Sale and Servicing Agreement.

                  Security Certificate: Has the meaning given such term in Revised Article 8.

                  Security Entitlement: Has the meaning given such term in Revised Article 8.

                  Securityholders: The Noteholders and the Certificateholders.

                  Selected Account: An Account designated as such as described in Section 2.8 or 2.9 of the Trust Sale and Servicing Agreement.

                  Seller: The Person executing the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 3.3 of the Trust Sale and Servicing Agreement.

                  Series Net Revolver Balance: With respect to any series of Revolving Notes, for any date, the aggregate outstanding principal balance under such series of Revolving Notes minus any amounts on deposit in the Revolver Distribution Account on such date for the payment of principal on such series of Revolving Notes.

                  Series Shortfall: With respect to a series of Notes, the amounts designated as such in the Officer's Issuance Certificate applicable to such series of Notes.

                  Series Specified Maximum Revolver Balance: For any series of Revolving Notes, the maximum balance specified as such in the Officer's Issuance Certificate applicable to such series of Revolving Notes.

                  Servicer: The Person executing the Trust Sale and Servicing Agreement as the Servicer, or its successor in interest pursuant to Section 7.2 of the Trust Sale and Servicing Agreement.

                  Servicer Advance: For any Monthly Distribution Date, the amount, if any, advanced by the Servicer as described in Section 4.5(c) of the Trust Sale and Servicing Agreement.

                  Servicer Liquidity Advance: For any series of Term Notes, if the Officer's Issuance Certificate for such series provides for a Servicer Liquidity Advance, an advance by the Servicer, stated in dollars, to the Trust made to the extent a required principal payment for any series of Notes for any Monthly Distribution Date cannot otherwise be made, after giving effect to all issuances of Securities and additional borrowings under the Revolving Notes on such Monthly Distribution Date, as they are available. However, the Servicer can only make Servicer Liquidity Advances to the extent that the Servicer, in its sole discretion, expects to recover such advances from subsequent Trust Principal Collections. Servicer Liquidity Advances with respect to a series of Term Notes will be reimbursed (a) if Available Trust Principal is being set aside for that series of Term Notes, out of that series' share of Available Trust Principal and (b) if Available Trust Principal is not being set aside for Term Notes, out of a portion of Trust Principal Collections not to exceed a fraction, the numerator of which is the outstanding principal balance of that series of Term Notes and the denominator of which is the outstanding balance of all series of Notes as of that date.

                  Servicer's Accounting: A certificate, completed by and executed on behalf of the Servicer, in accordance with Section 3.05 of the Pooling and Servicing Agreement.

                  Servicing Default: An event described as such in Section 8.1 of the Trust Sale and Servicing Agreement.

                  Servicing Fee Rate: 1%.

                  Shared Investment Proceeds: Investment Proceeds other than:

                  (A) Cash Accumulation Account Earnings,

                  (B) Term Note Distribution Subaccount Earnings for the 2000-A Term Notes,

                  (C) Investment Proceeds from the Cash Accumulation Reserve
         Fund,

                  (D) Investment Proceeds from any other account established for other series of Term Notes in which funds are accumulated to pay principal on such Notes at designated times, and

                  (E) any other Investment Proceeds which are designated in an Officer's Issuance Certificate as not constituting Shared Investment Proceeds.

                  Specified Certificate Percentage: 3.0%.

                  Specified Maximum Revolver Balance: The maximum aggregate amount of borrowings that may be made under the Revolving Notes during the Revolving Period, which shall initially be $2,750,000,000.

                  Specified Support Arrangement: Any letter of credit, security bond, cash collateral account, spread account, guaranteed rate agreement, maturity or liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement, other derivative product or other arrangement to provide liquidity or credit support for the benefit of holder of one or more series or classes of Securities (other than the Reserve Fund), whether or not such arrangement is an asset of the Trust, designated as such. As of the Initial Closing Date, the Specified Support Arrangements will consist of the Basis Swaps and the Cash Accumulation Reserve Fund.

                  Specified Trust Termination Date: April 1, 2019.

                  Standard & Poor's: Standard & Poor's Ratings Services.

                  State: Any one of the fifty states of the United States of America or the District of Columbia.

                  Stated Final Payment Date: (i) In respect of a series of Notes, the date, specified as such in the related Officer's Issuance Certificate, on which final payment of principal on such series of Notes shall be due and payable and (ii) in respect of a class of Certificates, the date, specified as such in the Trust Agreement or the related Certificate Issuance Order, on which final payment of Certificate Balance on such class of Certificates shall be due and payable.

                  Supplemental Principal Allocation: With respect to any Monthly Distribution Date related to the Wind Down Period or an Early Amortization Period or the Payment Period for the 2000-A Notes, an amount (not less than zero) equal to the lesser of

                  (a) the excess, if any, of

                           (i) the product of

                                    (A) the percentage equivalent of a fraction
                                    (which shall never exceed 100%), the
                                    numerator of which is the Daily Trust
                                    Balance and the denominator of which is the principal balance of all Receivables (including Receivables included in the Retained Property) in the Accounts included in the Pool of Accounts, in each case, as of the termination of the Ordinary Revolving Period, and

                                    (B) the aggregate amount of Principal
                                    Collections on all Receivables (including
                                    Receivables included in the Retained
                                    Property) in the Accounts included in the Pool of Accounts for each day during the related Collection Period over

                           (ii) the aggregate amount of Trust Principal
                           Collections for each day during the related
                           Collection Period (provided, that no amount shall be included pursuant to clause (i)(B) or (ii) for any day in such Collection Period that occurred during the Ordinary Revolving Period) and

                  (b) an amount equal to:

                           (i) the Daily Trust Balance as of the termination of the Ordinary Revolving Period, plus

                           (ii) the Cash Collateral Amount on the last day of the Ordinary Revolving Period, minus

                           (iii) the Available Trust Principal for each Monthly Distribution Date from and after the final Monthly Distribution Date for the Revolving Period through but excluding such current Monthly Distribution Date, minus

                           (iv) the amount added to unreimbursed Trust
                           Charge-Offs on each Monthly Distribution Date from and after the final Monthly Distribution Date for the Revolving Period through and including such current Monthly Distribution Date, minus

                           (v) Available Trust Principal for such current Monthly Distribution Date (assuming the Supplemental Principal Allocation for such Monthly Distribution Date was zero).

                  For purposes of this definition, "Ordinary Revolving Period" means the period ending on the Business Day preceding the commencement of the Wind Down Period or the Early Amortization Period for the Trust or the Payment Period for the 2000-A term notes.

                  SWIFT VI Reserve Funds: The Reserve Fund, the Cash Accumulation Reserve Funds, and any other fund designated as a SWIFT VI Reserve Fund in an Officer's Issuance Certificate or a Certificate Issuance Order.

                  Targeted Final Payment Date: With respect to any series of Notes, the date, if any, specified as such in the related Officer's Issuance Certificate, on which all principal is scheduled to be paid as principal on such series of Notes, to the extent not previously paid.

                  Temporary Notes: The Notes specified in Section 2.3 of the Indenture.

                  Term Note: Any asset-backed term note executed by the Issuer by any of its Authorized Officers and authenticated by the Indenture Trustee in the form attached to the Officer's Issuance Certificate applicable to such series of term notes.

                  Term Note Distribution Account: The account designated as such, established and maintained pursuant to Section 6.1(a)(ii) of the Trust Sale and Servicing Agreement.

                  Term Note Distribution Subaccount: With respect to any series of Notes, a subaccount of the Term Note Distribution Account which is used as specified in the Officer's Issuance Certificate for such series of Notes.

                  Term Note Distribution Subaccount Earnings: With respect to any series of Notes, any Investment Proceeds in respect of funds in the Term Note Distribution Subaccount for such series.

                  Term Noteholder: Any Holder of a Term Note.

                  Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  Trust: Superior Wholesale Inventory Financing Trust VI, a Delaware business trust created pursuant to the Trust Agreement.

                  Trust Agreement: The Trust Agreement, dated as of the Initial Closing Date, between the Seller and the Owner Trustee, as amended and supplemented from time to time, including all Certificate Issuance Orders.

                  Trust Charge-Offs: With respect to any Monthly Distribution Date, the amount of the Trust Defaulted Amount for such Monthly Distribution Date that is not covered through the application of Trust Interest Collections and funds in the Reserve Fund or otherwise. As of any date, unreimbursed Trust Charge-Offs shall equal the aggregate Trust Charge-Offs for all prior Monthly Distribution Dates unless and to the extent such amounts are treated as Additional Trust Principal pursuant to Section 4.5(c) of the Trust Sale and Servicing Agreement; provided, however, that any Trust Charge-Offs allocated to any Notes as described in Section 4.5(g) of the Trust Sale and Servicing Agreement at the time of the final principal payment on such Notes shall reduce unreimbursed Trust Charge-Offs.

                  Trust Defaulted Amount: With respect to any Monthly Distribution Date, an amount (not less than zero) equal to the principal amount of all Defaulted Receivables.

                  Trust Equilibrium: Is achieved when the Daily Trust Balance equals the Daily Trust Invested Amount.

                  Trust Estate: All money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders (including, without limitation, the Collateral described in the Granting Clause of the Indenture), including the proceeds thereof, the Reserve Fund and the Reserve Fund Property pledged to the Indenture Trustee pursuant to the Trust Sale and Servicing Agreement and any other property and interests that are pledged to the Indenture Trustee for the benefit of Securityholders pursuant to a supplement to the Trust Sale and Servicing Agreement or otherwise.

                  Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended.

                  Trust Interest Allocation: For any series of Notes, for any Monthly Distribution Date, an amount equal to the product of (1) Available Trust Interest less the amounts paid to the Servicer pursuant to clause (1) of Section 4.5(c)(i) of the Trust Sale and Servicing Agreement and (2) the Trust Interest Allocation Percentage for such series.

                  Trust Interest Allocation Percentage: With respect to any series of Notes, for any Monthly Distribution Date, a fraction calculated as set forth in the following equation:



  Trust Interest Allocation Percentage =                             (UPB of Note Series)
                                            ------------------------------------------------------------------------
                                                    (UPB of All Term Notes) + (UPB of All Revolving Notes)


         where, for purposes of this equation only:

                           "UPB of Note Series" is

                                             (1) for a series of Term Notes, the
                                    Unaccumulated Principal Balance for such series of Term Notes and

                                            (2) for a series of Revolving Notes,
                                    the daily average outstanding principal
                                    balance for such series of Revolving Notes during the related Collection Period

                           "UPB of All Term Notes" is the Unaccumulated
                           Principal Balances of all series of Term Notes then outstanding; and

                           "UPB of All Revolving Notes" is the daily average of the outstanding principal balance of all Revolving Notes during the related Collection Period.

                  Trust Interest Collections: With respect to any Monthly Distribution Date (subject to adjustment as described in Section 4.5(c)(v) of the Trust Sale and Servicing Agreement), an amount equal to the sum of (a) the product of (i) the Trust Percentage and (ii) Interest Collections for the related Collection Period and (b) Recoveries.

                  Trust Percentage: With respect to any Monthly Distribution Date, the percentage equivalent of a fraction (which shall never exceed 100%),
(a) the numerator of which is the average Daily Trust Balance during the related Collection Period and (b) the denominator of which is the average daily aggregate principal balance of all Receivables (including Receivables included in the Retained Property) in the Accounts in the Pool of Accounts during the related Collection Period.

                  Trust Principal Collections: With respect to any date, the sum of (a) the amount of Principal Collections on Receivables held by the Trust and
(b) the principal portion of all Warranty Payments and Administrative Purchase Payments, if any, on such date.

                  Trust Receivables Purchases: On any Business Day, the purchase by the Trust from the Seller of additional Receivables pursuant to Section 2.1(b) of the Trust Sale and Servicing Agreement.

                  Trust Sale and Servicing Agreement: The Trust Sale and Servicing Agreement, dated as of the Initial Closing Date, between the Seller, the Servicer and the Issuer, as amended and supplemented from time to time.

                  Trust Termination Date: The date specified in Section 7.1 of the Trust Agreement.

                  UCC: The Uniform Commercial Code as in effect in the States of Delaware, Michigan, or New York, and as may be amended from time to time.

                  Unaccumulated Principal Balance: With respect to any series of Term Notes as of a Monthly Distribution Date,

                  (1) the daily average of the outstanding principal balance of such Term Notes during the related Collection Period minus

                  (2) with respect to the 2000-A Term Notes, the daily average during the related Collection Period of the sum of

                           (x) the amount of funds on deposit in the relevant Cash Accumulation Account, and

                           (y) the amount of funds on deposit in the relevant Term Note Distribution Account in respect of the outstanding principal balance of Term Notes.

                  Uncertificated Security: As of any date, has the meaning given to such term under the applicable UCC as in effect on such date.

                  Undertaking Letter: Any letter referred to in Sections 3.4 and
9.12 of the Trust Agreement or Section 2.15 of the Indenture.

                  Unregistered Note: Any Note that has not been registered under the Securities Act and is subject to the provisions of Section 2.15 of the Indenture.

                  Unsatisfied Deficiency Amount: The amounts determined to be Unsatisfied Deficiency Amounts in Section 4.5(c)(ii) of the Trust Sale and Servicing Agreement.

                  Used Vehicles: Under GMAC's current practices and policies, Auction Vehicles and Vehicles which have been previously titled; provided, however, that vehicles that are titled solely for purposes of state laws requiring demonstration vehicles to be titled shall not be considered Used Vehicles.

                  USD One-Month LIBOR: With respect to each Monthly Distribution Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Bridge Information Systems Telerate Service Page 3750 as of 11:00 a.m., London time, for the 2000-A Term Notes and the 2000-A Certificates, on the day that is two LIBOR Business Days prior to the Monthly Distribution Date (or, in the case of the Initial Monthly Distribution Date, two LIBOR Business Days prior to the Initial Closing Date) immediately preceding such Monthly Distribution Date.

If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), the rate will be the One Month Reference Bank Rate. The "One Month Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which will four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the seller) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Monthly Distribution Date to prime banks in the London interbank market for a period of one month commencing on such preceding Monthly Distribution Date in amounts approximately equal to the principal balance of the 2000-A Term Notes or the Certificate Balance of the 2000-A Certificates then outstanding, as applicable. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on any such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York, selected by the Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York time, on such date to leading European banks for U.S. dollar deposits for a period of one month commencing on such applicable date in amounts approximately equal to the then outstanding principal balance of the 2000-A Term Notes or the Certificate Balance of the 2000-A Certificates then outstanding, as applicable . If no such quotation can be obtained, the rate will be One-Month LIBOR for the prior Monthly Distribution Date.

                  USD Three-Month LIBOR: With respect to each Monthly Distribution Date, the rate for deposits in U.S. Dollars for a period of three months which appears on the Bridge Information Systems Telerate Service Page 3750 as of 11:00 a.m., London time, for the 2000-A Term Notes and the 2000-A Certificates, on the day that is two LIBOR Business Days prior to the Quarterly Distribution Date (or, in the case of the Initial Quarterly Distribution Date, two LIBOR Business Days prior to the Initial Closing Date) immediately preceding such Quarterly Distribution Date.

If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), the rate will be the Three Month Reference Bank Rate. The "Three Month Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the seller) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Quarterly Distribution Date to prime banks in the London interbank market for a period of three months commencing on such preceding Quarterly Distribution Date in amounts approximately equal to the principal balance of the 2000-A Term Notes or the Certificate Balance of the 2000-A Certificates then outstanding, as applicable. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on any such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York, selected by the Indenture Trustee after consultation with the seller, as of 11:00 a.m., New York time, on such date to leading European banks for U.S. dollar deposits for a period of three months commencing on such applicable date in amounts approximately equal to the then outstanding principal balance of the 2000-A Term Notes or the Certificate Balance of the 2000-A Certificates then outstanding , as applicable. If no such quotation can be obtained, the rate will be Three-Month LIBOR for the prior Quarterly Distribution Date.

                  Vehicle: An automobile or light truck.

                  Vehicle Collateral Security: With respect to an Account and the Receivables arising under such Account, the security interest in the Vehicles of the related Dealer granted to secure the obligations of such Dealer in connection therewith and any proceeds therefrom.

                  Voting Interests: As of any date, the aggregate outstanding Certificate Balance of all Certificates; provided, however, that if GMAC and its affiliates own less than 100% of the Certificates, Certificates owned by GMAC, the Trust or any Affiliate of GMAC or the Trust (other than the Seller) shall be disregarded and deemed not to be outstanding, except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not GMAC or the Trust or any Affiliate of GMAC or the Trust (other than the Seller).

                  WARCO: Wholesale Auto Receivables Corporation, a Delaware corporation and a wholly-owned subsidiary of GMAC.

                  Warranty Payment: The payment described in Section 2.5(a) of the Trust Sale and Servicing Agreement.

                  Warranty Receivable: A Receivable subject to repurchase as and to the extent described in Section 2.5(a) of the Trust Sale and Servicing Agreement.

                  Wind Down Period: The period commencing on the day immediately after the Scheduled Revolving Period Termination Date and continuing until the earlier of (a) the commencement of an Early Amortization Period and (b) the date on which all of the Securities have been paid in full. The first Monthly Distribution Date for the Wind Down Period shall be the earlier of the Monthly Distribution Date in April 2005 and the Monthly Distribution Date related to the first Collection Period included in the Wind Down Period.

                         PART II - RULES OF CONSTRUCTION


(A) Accounting Terms. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

(B) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

(C) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

(D) Number and Gender. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(E) Reference to Monthly Distribution Dates. With respect to any Monthly Distribution Date, the "related Collection Period," and the "related Record Date," will mean the Collection Period and Record Date, respectively, immediately preceding such Monthly Distribution Date, and the relationships among Collection Periods and Record Dates will be correlative to the foregoing relationships.


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

                                   APPENDIX B

                         NOTICE ADDRESSES AND PROCEDURES

                  All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Administrator, the Indenture Trustee, the Issuer, the Owner Trustee, the Custodian or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

                  (A)      in the case of the Seller, at the following address:

                           Wholesale Auto Receivables Corporation
                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware 19801

                  with a copy to:

                           Wholesale Auto Receivables Corporation
                           Attention:  Vice President
                           3031 West Grand Boulevard
                           Detroit, Michigan 48202

                  (B) in the case of the Servicer, the Administrator or the Custodian, at the following address:

                           General Motors Acceptance Corporation
                           Attention: Vice President
                           3031 West Grand Boulevard
                           Detroit, Michigan 48202

                  (C) in the case of the Indenture Trustee, at its Corporate Trust Office,

                  (D) in the case of the Issuer or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office,

                           with a copy to:

                           Wholesale Auto Receivables Corporation
                           Attention: Vice President
                           3031 West Grand Boulevard
                           Detroit, Michigan 48202



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
         The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

                  (E)      in the case of Moody's Investors Service, Inc., to:

                           Moody's Investors Service, Inc.
                           ABS Monitoring Department
                           99 Church Street
                           New York, New York 10007

                  (F) in the case of Standard & Poor's Ratings Services, to:

                           Standard & Poor's Ratings Services
                           55 Water Street
                           29th Floor
                           New York, New York 10041-0003

                  (G)      in the case of Fitch, Inc., to:

                           Fitch, Inc.
                           One State Street Plaza
                           New York, New York 10004
                           Attention: Asset Backed Surveillance

or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

                  Where any Basic Document provides for notice to Noteholders or Certificateholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder or Certificateholder affected by such condition or event, at such Person's address as it appears on the Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders or Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders or Certificateholders shall affect the sufficiency of such notice with respect to other Noteholders or Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.



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